SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 5, 2008

                   Universal Stainless & Alloy Products, Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                      000-25032                  25-1724540
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(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)


                600 Mayer Street, Bridgeville, Pennsylvania       15017
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               (Address of principal executive offices)         (Zip code)

       Registrant's telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

/  / Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)
/  / Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)
/  / Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))
/  / Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01.      Other Events.

              On March 5, 2008, Universal Stainless and Alloy Products, Inc. (the "Company") issued a press release regarding the establishment by Clarence
M. McAninch, the Chairman of the Company's Board of Directors, of a pre-arranged, non-discretionary stock trading plan in accordance with guidelines specified under Rule 10b5-1 of the Securities and Exchange Act of 1934, as amended, and the Company's policies regarding stock transactions by insiders. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01.      Financial Statements and Exhibits.

         (d)    Exhibits

         99.1   Press Release dated March 5, 2008


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                        By:     /s/ Richard M. Ubinger
                                ------------------------------------------------
                                Vice President of Finance,
                                Chief Financial Officer and Treasurer

Dated:  March 5, 2008